UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 6, 2023

Date of Report (Date of earliest event reported)

PhenomeX Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39388	35-2415390
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5858 Horton Street, Suite 320

Emeryville, California 94608

(Address of principal executive offices) (Zip Code)

(510) 858-2855

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.00005 par value	CELL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2023, the Board of Directors (the “Board”) of PhenomeX Inc. (the “Company”) appointed Peter Silvester, to the Board as a Class III director, effective as of April 6, 2023, to serve for a term expiring at the Company’s 2023 annual meeting of stockholders. Also effective April 6, 2023, the Board appointed Mr. Silvester to serve as a member of the Audit Committee and Compensation & Leadership Development Committee of the Board.

As provided in the Company’s Non-Employee Director Compensation Program, as amended, Mr. Silvester will receive an annual cash retainer of $40,000 per year and additional annual retainers for committee service as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2022. The Board approved that Mr. Silvester will receive an initial equity award at the Company’s 2023 annual meeting of stockholders on terms approved by the Board and in lieu of the initial equity award under the Company’s Non-Employee Director Compensation Program. The Company also entered into its standard indemnification agreement with Mr. Silvester, the form of which was filed as Exhibit 10.5 of the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission on July 13, 2020.

There are no arrangements or understandings between Mr. Silvester, on the one hand, and any other persons, on the other hand, pursuant to which Mr. Silvester was selected as a director of the Company. Mr. Silvester is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit number	Description

99.1	Press Release dated April 10, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2023	PhenomeX Inc.

	By:	/s/ Scott Chaplin
Scott Chaplin
Chief Legal Officer